Exhibit 10.5

Non-Qualified Stock Option Plan, Administrative Rules and Agreement under which officers of the Company are eligible to receive options to purchase an aggregate of 726,000 shares of the Company's $2.50 par value common stock.
     106

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BRENTON BANKS, INC.

NONQUALIFIED STOCK OPTION PLAN


     1. Purpose. The Nonqualified Stock Option Plan (the "Plan") is intended to advance the interests of Brenton Banks, Inc. (the "Company"), its shareholders, and its subsidiaries by encouraging and enabling selected officers and other key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted under the plan are intended to be options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1954, as amended (the "Code").

     2.  Definitions.

         (a)  "Board" means the Board of Directors of the Company.

         (b)  "Common Stock" means the Company's $5.00 par value Common Stock.

         (c) "Date of Grant" means the date on which an option is granted under the Plan.

         (d) "Option" means an option to acquire Common Stock granted under the Plan.

         (e) "Optionee" means a person to whom an option, which has not expired, has been granted under the Plan.

         (f) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 425 of the Code.

         (g) "Successor" means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

         (h) "Administrative Rules" means Rules adopted by a majority vote of the Board to interpret the provisions of the Plan or to impose other terms, conditions and restrictions on the granting, term, vesting and exercise of the Options and upon the issuance and transfer of Options and Stock issued pursuant to the exercise of Options. Administrative Rules shall, upon adoption, become part of this Plan as if originally stated herein. The Rules adopted by the Board shall be passed by resolution and kept at the Company's chief executive office.

     3. Administration of Plan. The Plan shall be administered by the Board. Options to members of the Board may be granted only by a majority of the disinterested members of the Board. The Board shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which options shall be granted and the number of shares and purchase price of Common Stock covered by each Option; to construe and interpret the Plan; to determine the terms and provisions of the respective option agreements, which need not be identical, including, but without limitation, terms covering the payment of the option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

     4. Common Stock Subject to Options. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 100,000, subject to adjustment under the provisions of paragraph 9. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

     5. Participants. Options may be granted under the Plan to officers of the Company or of any of its Subsidiaries who are residents of the State or Iowa when the Options are granted.

     6. Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable officer and shall contain such terms and be in such form as the Board may from time to time approve, subject to the following limitations and conditions:

         (a) Option Price. The option price per share with respect to each Option shall be determined by the Board but shall in no instance be less than 100% of the fair market value of a share of the Common Stock on the Date of Grant. For the purposes hereof, fair market value shall be as determined by the Board and such determination shall be binding upon the Company and upon the Optionee. The Board may make such determination (i) in case the Common Stock shall not then be listed and traded upon a recognized securities exchange, upon the basis of the mean between the bid and asked quotations for such stock on the Date of Grant (as reported by The Wall

Street Journal "NASDAQ Bid And Asked Quotations" for the Date of Grant) or, in the event that there shall be no bid or asked quotations on the Date of Grant, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding the Date of Grant or (ii) in case the Common Stock shall then be listed and traded upon a recognized securities exchange, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on the Date of Grant as reported in The Wall Street Journal or, if the Common Stock was not traded on said Date, upon the basis of the mean of such prices on the date nearest preceding the Date of Grant, and (iii) upon any other factors which the Board shall deem appropriate.

         (b) Period of Option. The expiration date of each Option shall be set by the Board.

         (c) Change in Duties or Position of Optionee. So long as the holder of an Option shall continue to be an employee of the Company or one or more of its Subsidiaries, his Option shall not be affected by any change of duties or position.

         (d) Restrictions on Options and Stock Issued Pursuant to Options. Administrative Rules may be adopted by the Board to interpret the provisions of the Plan or to impose other terms, conditions, and restrictions on the granting, term, vesting and exercise of Options and upon the issuance and transfer of Options and Stock issued pursuant to the exercise of Options.

     7. Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his Successor.

     8. No Alteration of Employment Terms. The granting of an Option to an eligible person does not alter in any way the Company's or the relevant Subsidiary's existing rights to terminate such person's employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

     9. Adjustments. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares as to which

Options may be granted under the Plan. In addition, there shall be appropriate adjustments made in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event.
Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the option price per share.

     10. Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     11. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

     12. Suspension and/or Termination of Plan. The Board may at any time suspend or terminate the Plan. The Board cannot change any provisions under the Plan which would increase the cost of the Plan to the Company, or alter the allocation of benefits under the Plan without approval by the shareholders of the Company. Unless the Plan shall have been terminated by the Board, the Plan shall terminate ten years after the effective date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. Except as provided in this paragraph, no suspension or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

     13. Effectiveness of the Plan. The Plan shall become effective only after the stockholders of the Company shall, by the affirmative vote of a majority in interest of the Common Stock, have approved the Plan.

     13. Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Company nor any action taken by the Board shall constitute the granting of any Option. The granting of an Option shall take place only when a written Option Agreement is duly executed and delivered by or on behalf of the Company and the Optionee to whom such Option shall be granted.

ADMINISTRATIVE RULES
FOR BRENTON BANKS, INC.
NONQUALIFIED STOCK OPTION PLAN

     1. Purpose. The Purpose of the Administrative Rules as adopted and amended by the Board of Directors is to interpret the provisions of the Brenton Banks, Inc. "Nonqualified Stock Option Plan" (the "Plan") or to impose other terms, conditions, and restrictions on the granting, term, vesting and exercise of the options and upon the issuance and transfer of Options and stock issued pursuant to the exercise of Options.

     2.  Definitions.

         A. Those terms defined in the Plan shall have the same meaning when used in these Rules.

         B. "Disability" means an employee of the company who is disabled as defined under the Company's disability plan, if any, or under the Social Security Rules.

     2. Expiration Date of Options Granted Under the Plan. Except as otherwise provided in Section 4(C)(1), the Options granted under the Plan shall expire 10 years and 30 days from the date of issuance.

     3. Vesting of Option Rights. Unless otherwise provided, an option granted under this Plan shall become exercisable as follows:

         A. 20% of the number of shares originally covered thereby at any time after the Optionee has completed one (1) year of employment with the Company or any of its Subsidiaries following the date of granting of the Option.

         B. An additional 20% of the number of shares originally covered thereby at the end of the second, third, fourth and fifth years of the Optionee's employment with the Company or any Subsidiary thereof following the date of granting of the Option. Said installments shall be cumulative to the extent that the Optionee will be able to exercise 20, 40, 60, 80, or 100% of the stock option rights originally granted thereby following the completion of the first, second, third, fourth and fifth years of service, respectively, with the Company or any of its Subsidiaries following the date of the granting of the Option. To the extent not exercised, installments shall be exercisable, in whole or in part, in any subsequent period but not later than ten (10) years and 30 days from the date the Option is granted.

         C.  Notwithstanding the foregoing:

             (1) Termination of Employment. Upon termination of an Optionee's employment with the Company or with any of its subsidiaries for reasons other than death, disability, retirement after age 60 or retirement before age 60 with Board approval, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination and such Option privilege shall expire unless exercised by him within ninety
(90) days after the date of such termination. In the case of the death, disability, retirement after age 60, or retirement before age 60 with approval of the Board, the provisions of the preceding sentence shall not apply, and an Option shall be vested as provided in Section 4(C)(2) and 4(C)(3) hereof and shall be exercisable for the remaining term thereof as provided in Section 3 hereof.

             (2) Death or Disability of Optionee. If an Optionee to whom an Option shall have been granted shall die or become disabled while he shall be employed by the Company or one or more of its Subsidiaries, such Option shall thereupon be 100% vested and may be exercised to the extent not previously exercised, as to all Common Shares which shall be covered by such Option by the Optionee, legatee or legatees of the Optionee under his last Will, or by his personal representatives or distributees.

             (3) Retirement of Optionee. In the event that an Optionee to whom an Option shall have been granted shall retire after the age of 60 any Option held by such retired Optionee shall thereupon be 100% vested and may be exercised, to the extent not previously exercised, as to all the shares which shall be covered by such Option. In the event Optionee retires prior to age 60, the Option may become 100% vested upon the approval of the Board in its sole discretion. If the Optionee retires prior to the age of 60 without the approval of the Board, the first sentence of Section 4(C)(1) shall control.

     5. Nontransferability of Options. No option granted under the Plan shall be transferable otherwise than by will or by laws of descent and distribution, and during the lifetime of the Option only the Optionee (or his duly appointed legal representative) may exercise the Option.

     6. Exercising Options. Unless written notice, identifying which options are being exercised, is given to the Company at the time the options are exercised, the options held by the option holder that have been exercisable for the longest period of time shall be deemed to be those exercised by the option holder.

BRENTON BANKS, INC.

1987 STOCK OPTION PLAN

STOCK OPTION AGREEMENT


     This Option Agreement is made this ____ day of _______________, 19___, by and between Brenton Banks, Inc., an Iowa corporation (the "Company") and _________________________, an employee of the Company or Subsidiary thereof (the "Employee").

     The Company desires to carry out the purpose of its 1987 Stock Option Plan (the "Plan") by affording the Employee an opportunity to purchase shares of its common stock, par value Five Dollars ($5.00) per share (the "Common Stock"), as provided in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the Company and the Employee have agreed, and do by this Agreement agree, as follows:

     1. Grant of Option. The Company by this Agreement irrevocably grants to the Employee the right and option (the "Option") to purchase ______ shares of Common Stock (such number being subject to adjustment as provided in Paragraph 8 of this Agreement) on the terms and conditions set forth in this Agreement.

     2. Purchase Price. The purchase price of the shares of the Common Stock covered by this Option shall be _____________ Dollars and _____/100 (__________________) per share.

     3. Term of Option. The term of the Option shall be for a period of ten years and thirty days from the date of this Agreement subject to earlier termination as provided in Paragraph 4, of this Agreement. The Employee may exercise vested Options at any time or from time to time as to part or all of the shares of Common Stock covered by the Option.

     4. Vesting of Option Rights. Unless otherwise provided, an option granted under this Plan shall become exercisable as follows:

     A. Twenty percent (20%) of the number of shares originally covered thereby at any time after the Optionee has completed one (1) year of employment with the Company or any of its Subsidiaries following the date of granting of the Option.

     B. An additional 20% of the number of shares originally covered thereby at the end of the second, third, fourth and fifth years of the Optionee's employment with the Company or any Subsidiary thereof following the date of granting of the Option. Said installments shall be cumulative to the extent that the Optionee will be able to exercise 20, 40, 60, 80, or 100% of the stock option rights originally granted thereby following the completion of the first, second, third, fourth and fifth years of service, respectively, with the Company or any of its subsidiaries following the date of the granting of the Option. To the extent not exercised, installments shall be exercisable, in whole or in part, in any subsequent period but not later than ten (10) years and 30 days from the date the Option in granted.

     C.  Notwithstanding the foregoing:

     (1) Termination of Employment. Upon termination of an Optionee's employment with the Company or with any of its Subsidiaries for reasons other than death, disability, retirement after age 60 or retirement before age 60 with Board approval, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination and such option privileges shall expire unless exercised by him within ninety (90) days after the date of such termination. In the case of the death, disability, retirement after age 60, or retirement before age 60 with approval of the Board of Directors of the Company, the provisions of the preceding sentence shall not apply, and an Option shall be vested as provided in Paragraph 4(C)(2)and 4(C)(3) hereof and shall be exercisable for the remaining term thereof as provided in Section 3 hereof.

     (2) Death or Disability of Optionee. If an Optionee to whom an Option shall have been granted shall die or become disabled while he shall be employed by the Company or one or more of its Subsidiaries, such Option shall thereupon be 100% vested and may be exercised to the extent not previously exercised, as to all Common Shares which shall be covered by such Option by the Optionee, legatee or legatees of the Optionee under his last Will, or by his personal representatives or distributees.

     (3) Retirement of Optionee. In the event that an Optionee to whom an Option shall have been granted shall retire after the age of 60 any Option held by such retired Optionee shall thereupon be 100% vested and may be exercised, to the extent not previously exercised, as to all the shares which shall be covered by such Option. In the event Optionee retires prior to age 60, the Option may become 100% vested upon the approval of the Board of Directors of the Company in its sole discretion.
 If the Optionee retires prior to the age of 60 without the approval of the Board of Directors of the Company, the first sentence of Section 4(C)(1) shall control.

     5. Change in Duties or Position of Optionee. So long as the holder of an Option shall continue to be an employee of the Company or one or more of its Subsidiaries, his Option shall not be affected by any change of duties or position.

     6. Nontransferability of Options. No option granted under the Plan shall be transferable otherwise than by will or by laws of descent and distribution, and during the lifetime of the Optionee only the Optionee (or his duly appointed legal representative) may exercise the Option.

     7. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company.
 Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person who shall exercise the Option. Such notice shall either (a) be accompanied by payment of the full purchase price of such shares, in which event the Company shall deliver a certificate or certificates representing such shares as soon as practicable after notice shall be received; or (b) fix a date (not less than five (5) nor more than fifteen (15) business days from the date such notice shall be received by the Company) for the payment of the full purchase price of such shares against delivery of a certificate or certificates representing such shares. A certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person who shall exercise the Option or in joint tenancy with the right of survivorship with another as directed by the Optionee, and shall be delivered as provided above to or upon the written order of the person who shall exercise the Option.

     8. Presumption of Options Exercised. Unless written notice, identifying which options are being exercised, is given to the Company at the time the options are exercised, the options held by the option holder that have been exercisable for the longest period of time shall be deemed to be those exercised by the option holder.

     9. Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his Successor.

     10. No Alteration of Employment Terms. The granting of an Option to an eligible person does not alter in any way the Company's or the relevant Subsidiary's existing rights to terminate such person's employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

     11. Adjustments. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board. in the number and kind of shares as to which Options may be granted under the Plan. In addition, there shall be appropriate adjustments made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the option price per share. Nothing contained in this paragraph shall be construed as authorizing the issuance of fractional shares of stock.. The adjustments made pursuant to this paragraph shall be rounded downward to the nearest whole share.

     12. Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     13. Stock Legend. The employee hereby consents to the imposition of an appropriate stock transfer legend upon the stock issued pursuant to the exercise of the options in a form prescribed by the Company's legal counsel.

     14. Covenant of Employee. The Employee hereby covenants that he is currently a bona fide resident of the State of Iowa.

     15. Notices. Any notices provided for under this Agreement shall be in writing and shall be delivered in person to the party to be notified or sent by certified mail. Notices sent to the Company shall be addressed to Brenton Banks, Inc., 300 Capital Square, Des Moines, IA 50309. Notices sent to the Employee shall be addressed to the Employee at his address as it appears in the Company's regular records.

     16. Terms. Those terms defined in the Brenton Banks, Inc. Non Qualified Stock Option Plan or the Administrative Rules adopted thereunder shall have the same meanings when used in this Agreement.

     17. Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Employee with respect to this Agreement. No waiver, modification or amendment of any of the terms of this Agreement shall be effective unless set forth in a written agreement signed by the Company and the Employee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

BRENTON BANKS, INC.


By___________________________________


EMPLOYEE OPTION HOLDER


_____________________________________

AMENDMENT NO. 1 TO 1987 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

THIS AMENDMENT NO. 1 TO 1987 STOCK OPTION PLAN STOCK OPTION AGREEMENT ("Amendment") made and entered into as of this _____________________ day of _________________, 1988, by and between Brenton Banks, Inc., an Iowa corporation ("Company") and _____________________, an employee of the Company or of a subsidiary ("Employee").

RECITALS:

The Company and the Employee entered into a Stock Option Agreement dated ____________________________ ("Agreement") and the Company and the Employee wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Paragraph 4 of the Agreement is hereby amended by adding the following subparagraph 4 to subparagraph C:

     "(4) Should the Company be sold, merged or consolidated with another company for whatever reason, and by whatever means, then all outstanding options which have not yet become exercisable, shall become immediately exercisable to the Optionee upon the date of such sale or merger transaction."

2. All other terms and conditions of the Agreement shall remain in full force and effect.

Brenton Banks, Inc.



By:____________________________



Employee Option Holder



_______________________________